UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2006

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 10, 2006, Westlake Chemical Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the Company’s subsidiaries named in Schedule B thereto (the “Subsidiary Guarantors”) and Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Credit Suisse First Boston LLC (collectively, the “Underwriters”) with respect to an underwritten public offering (the “Offering”) of $250 million principal amount of its 6 5/8% Senior Notes due 2016. The Offering is being made under the Company’s Registration Statement on Form S-3 (Registration No. 333-124581).

The Notes are to be issued pursuant to the provisions of a supplemental indenture (the “Supplemental Indenture”) to be entered into among the Company, the Subsidiary Guarantors and JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), which will supplement an Indenture between the Company, the Subsidiary Guarantors and the Trustee dated as of January 1, 2006 (the “Base Indenture”). The closing of the Offering is expected to occur on or about January 13, 2006.

The Company will pay interest on the Notes on January 15 and July 15 of each year, beginning July 15, 2006. The Notes mature on January 15, 2016.

The Underwriters and their predecessors and affiliates have from time to time provided, and expect to continue to provide, investment banking, commercial banking and advisory services to the Company for customary fees. In addition, an affiliate of Banc of America Securities LLC is an administrative agent and a lender, and an affiliate of each of Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC is a lender, under the Company’s senior secured revolving credit facility. The Trustee is an affiliate of J.P. Morgan Securities Inc.

A copy of the Underwriting Agreement, the Base Indenture, the form of the Supplemental Indenture and the statement of eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1 (the “Form T-1”) of the Trustee have been filed as Exhibits 1.1, 4.1, 4.2 and 25.1, respectively, to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

1.1      Underwriting Agreement dated January 10, 2006 among the Company, the Subsidiary Guarantors (as set forth therein), and Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Credit Suisse First Boston LLC.

4.1      Indenture between the Company, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, National Association, as trustee, dated as of January 1, 2006.

4.2      Form of First Supplemental Indenture.

5.1      Opinion of Baker Botts L.L.P.

23.1    Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

25.1    Statement of Eligibility and Qualification under the Trust Indenture Act of JPMorgan Chase Bank, National Association, as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/Albert Chao
Albert Chao President and Chief Executive Officer

Date: January 12, 2006